Exhibit 99.1

CONTACTS

Grupo Modelo

Eduardo Zamarripa—52-55 2266-0000 ext. 4708

Constellation Brands

Media: Mike Martin – 585-218-3669

Investor: Lisa Schnorr – 585-218-3677

Grupo Modelo and Constellation Brands Create a

Joint Venture for Beer Importation into the U.S.

New Agreement Provides Long-Term Growth Opportunities,

Nationwide Importation and Strategic Alignment for Top

Imported Beers Portfolio

MEXICO CITY and FAIRPORT, N.Y., July 17, 2006 – Grupo Modelo, S. A. de C. V. (MX: GMODELOC), Mexico’s leading company in the brewing, distribution and sale of beer, and Constellation Brands, Inc. (NYSE: STZ, ASX: CBR), a leading international beverage alcohol producer, importer and marketer, today announced they have reached a new agreement to create a joint venture for the purpose of importing and marketing Modelo’s Mexican beer portfolio in the United States and Guam for a 10-year period, effective Jan. 2, 2007.

The joint venture board will consist of directors half from Grupo Modelo and half from Constellation Brands, including Grupo Modelo Chairman and Chief Executive Officer Carlos Fernández and Constellation Brands Chairman and Chief Executive Officer Richard Sands. The joint venture will be headquartered in Chicago and led by beer industry veteran, Bill Hackett, currently president of Constellation’s Barton Beers group.

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“We are pleased with the creation of this joint venture and believe that it offers Modelo brands excellent long-term growth opportunities in the United States with the establishment of a unified import system,” stated Carlos Fernández. “Constellation Brands has demonstrated its commitment to our brands for more than a quarter-of-a-century and we could not ask for a better partner to work with us in the U.S. This agreement allows Grupo Modelo to move to a single importer, which will create strategic alignment across the nation and the ability to create even more growth in one of the world’s most dynamic beer markets. The joint venture will benefit from the existing momentum and popularity of our brands with consumers, add value to our business and expand our mutual relationship, which dates from 1978.”

Constellation Brands’ Chicago-based Barton Beers subsidiary began importing Modelo brands to the U.S. in 1978, serving 25 primarily western states. Barton grew the business in its geography from 150,000 cases in 1978 to more than 70 million cases in 2005. Corona Extra, Modelo’s flagship brand, has been the number one imported beer to the U.S. since 1997 and is the number six beer in the U.S. overall, while the other four Modelo brands imported into the U.S. are all in the top 20.

“We’re delighted about bringing together two companies with proven entrepreneurial cultures in a collaborative effort to take the Modelo portfolio to its next level of development in the U.S.,” said Richard Sands. “This is a unique opportunity for Grupo Modelo and Constellation Brands to build a business alliance that was never before possible, and to build it in such a way that the joint venture will seek to maximize the future growth potential for the top Mexican beer portfolio. We believe the JV will have unsurpassed people, processes, expertise and retailer and consumer insights that will enable us to effectively and creatively expand the business.”

Joint Venture Agreement Highlights

The joint venture is expected to become operational on, Jan. 2, 2007, and the new agreement runs through Dec. 31, 2016. The contract renews in 10-year periods unless Modelo gives notice prior to the end of year seven of any term. Subject to the brand owners’ approval, Constellation’s national rights to import St. Pauli Girl and Tsingtao into the U.S. will be part of the joint venture.

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The new agreement forming the joint venture is being filed by Constellation with the Securities and Exchange Commission in redacted form as an exhibit to a Current Report on Form 8-K.

Grupo Modelo Conference Call

Grupo Modelo will host a conference call to discuss financial implications and other details and implications relating to the joint venture. The conference call will be hosted by Chairman and Chief Executive Officer Carlos Fernández and Vice President International Markets José Parés on Tuesday, July 18, 2006, at 8:00 a.m. (central)/9:00 a.m. (eastern). The conference call can be accessed by dialing 1-800-540-0559 within the U.S., or from international locations by dialing into the U.S. at +785-832-1508 and using access code “gmodelo” beginning 10 minutes prior to the start of the call. A live listen-only webcast of the conference call, together with a copy of this press release will be available on the Internet at Grupo Modelo’s Web site: http://www.gmodelo.com.mx under “Investors,” prior to the call.

Constellation Brands Conference Call

Constellation Brands will host a conference call to discuss financial implications and other details and implications relating to the joint venture. The conference call will be hosted by Chairman and Chief Executive Officer Richard Sands and Executive Vice President and Chief Financial Officer Tom Summer on Tuesday, July 18, 2006, at 10:00 a.m. (eastern)/9:00 (central). The conference call can be accessed by dialing +973-935-8505 beginning 10 minutes prior to the start of the call. A live listen-only webcast of the conference call, together with a copy of this press release, will be available on the Internet at Constellation’s Web site: http://www.cbrands.com under “Investors,” prior to the call. A telephonic replay of the call will be available from 1:00 p.m., July 18, 2006, until 5:00 p.m., July 25, 2006 by dialing +973-341-3080 and using access code 7633739. The replay is also accessible from the company’s Web site at http://www.cbrands.com, in the investor section, through the filing of the company’s Form 10-Q for fiscal quarter ending Aug. 31, 2006.

About Grupo Modelo

Founded in 1925, Grupo Modelo is the leader in the production and marketing of beer in Mexico, with 62.8 percent of the total (domestic and export) market share, as of Dec. 31, 2005. The company has seven brewing plants in Mexico, with a total annual installed capacity of 52.0 million hectoliters. Grupo Modelo currently brews and

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distributes 12 brands; Corona Extra, the number one Mexican beer in the world, Corona Light, Modelo Especial, Victoria, Pacifico, Negra Modelo among others. The company exports five brands with a presence in more than 150 countries, and it is the exclusive importer of Anheuser-Busch products in Mexico.

About Constellation Brands

Constellation Brands, Inc. is a leading international producer and marketer of beverage alcohol brands with a broad portfolio across the wine, spirits and imported beer categories. Well-known brands in Constellation’s portfolio include: Almaden, Arbor Mist, Vendange, Woodbridge by Robert Mondavi, Hardys, Nobilo, Kim Crawford, Alice White, Ruffino, Kumala, Robert Mondavi Private Selection, Rex Goliath, Toasted Head, Blackstone, Ravenswood, Estancia, Franciscan Oakville Estate, Inniskillin, Jackson-Triggs, Simi, Robert Mondavi Winery, Stowells, Blackthorn, Black Velvet, Mr. Boston, Fleischmann’s, Paul Masson Grande Amber Brandy, Chi-Chi’s, 99 Schnapps, Ridgemont Reserve 1792, Effen Vodka, Corona Extra, Corona Light, Pacifico, Modelo Especial, Negra Modelo, St. Pauli Girl, Tsingtao. For additional information about Constellation Brands, as well as its product portfolio, visit the company’s Web site at http://www.cbrands.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Constellation’s control, that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. Some of these risks and uncertainties include factors relating to the joint venture’s ability to integrate the combined business successfully, the joint venture’s ability to develop appropriate standards, controls, procedures and policies for the integration, growth and management of the joint venture and the continued strength of the joint venture’s relationships with its employees, suppliers and customers. All statements other than statements of historical facts included in this press release are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Constellation undertakes no obligation to update or revise any

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forward-looking statements, whether as a result of new information, future events or otherwise. For additional information about risks and uncertainties that could adversely affect Constellation’s forward-looking statements, please refer to Constellation’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended Feb. 28, 2006, which contains a discussion of additional factors that may affect Constellation’s business. The factors discussed in these reports could cause actual future performance to differ from current expectations.

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